SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 15, 2003

Metawave Communications Corporation
 (Exact name of Registrant as specified in its charter)

Delaware	0-24673	91-1673152
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15231 NE 95th Street
Redmond, WA 98052
 (Address of principal executive offices)(zip code)

(425) 702-5600
 (Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

        Metawave Communications Corporation, a Delaware corporation (“Metawave Communications”), has filed its monthly operating report for the month of September 2003 (the “Monthly Report”) with the United States Bankruptcy Court for the Western District of Washington in Case No. 03-11272, portions of which are attached hereto as Exhibit 99.1. The Monthly Report was filed pursuant to Rule 2015 under the United States Bankruptcy Code, in connection with Metawave Communication’s voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code.

         The Company cautions readers not to place undue reliance upon the information contained in the Monthly Report. The Monthly Report contains information that has not been audited or reviewed by independent accountants, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws, which does not represent financial information in accordance with generally accepted accounting principles. There can be no assurance that the Monthly Report is complete. Opening amounts on the UST-12, Comparative Balance Sheet were established as estimated recoverable values and estimated claims payable at the time of the Company's bankruptcy filing (January 31, 2003). The Monthly Report also contains information for periods different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended. The Company undertakes no obligation to update or revise the Monthly Report.

Item 7.                Financial Statements and Exhibits

(c) Exhibits. 99.1 Monthly Bankruptcy Report for the month of September 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METAWAVE COMMUNICATIONS CORPORATION (Registrant)

Date: October 17, 2003	By: /s/ Randy Scheer Randy Scheer Vice President of Finance

Exhibit 99.1

Metawave Communications Corporation
UST-12, Comparative Balance Sheet
Case Number 03-11272

	August 31, 2003	September 30, 2003
ASSETS
Current Assets
Cash	3,911,195	3,880,119
Accounts Receivable (net)	22,000	22,000

Other Current Assets
Inventory	10,000	-
Insurance Recovery Receivable	557,027	-
Other Receivables	475,913	465,780
Prepaid Insurance	14,284	12,924
Prepaid Legal Expenses	-	-
Total Other Current Assets	1,057,224	478,704
Total Current Assets	4,990,419	4,380,823
Other Assets
Rent Deposits	6,800	6,800
TOTAL ASSETS	4,997,219	4,387,623

LIABILITIES AND EQUITY
Liabilities
Post-Petition Liabilities
Accounts Payable
Post - Accounts Payable	4,403	1,606
Post - Accrued Legal Expense	331,071	446,786
Post - Payroll & Bonus Payable	6,771	5,038
Post - Taxes Payable	-	-
Total Post-Petition Liabilities	342,245	453,430

Pre-Petition Liabilities
Unsecured Debt	1,471,494	914,467
Priority Debt
Employee Benefits	2,667	2,667
Taxes	586,471	586,471
Wages	61,060	61,060
Priority Debt	650,198	650,198
Secured Debt	472,027	472,027
Total Pre-Petition Liabilities	2,593,719	2,036,692
Total Liabilities	2,935,964	2,490,122

Equity
Preferred	20,000,074	20,000,074
Capital Stock	340,460,278	340,460,278
Opening Bal Equity	(358,399,097)	(358,562,851)
Total Equity	2,061,255	1,897,500
TOTAL LIABILITIES AND EQUITY	4,997,219	4,387,623

Metawave Communications Corporation
UST-13, Comparative Income Statement
Case Number 03-11272

	August 2003	September 2003
Sales	-	-
Cost of Goods Sold	-	-
Gross Profit	-	-
Other Operating Expenses
Officers' Salaries	104,621	21,663
Other Salaries	32,430	9,594
Employee Benefits/Payroll Taxes	8,799	3,685
Rent	8,876	8,876
General and Administrative	138,388	131,545
Total Other Operating Expenses	293,114	175,363
Net Operating Loss	(293,114))	(175,363)
Other Income	1,057	1,209
Gain on Sale of Assets	749,907	10,400
Net Income(Loss)	457,851	(163,754)